UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company	☐

Digital Realty Trust, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.: ☐

Digital Realty Trust, L.P.: ☐

Item 8.01 Other Events.

Bond Offering

On August 7, 2017, Digital Realty Trust, L.P. completed an underwritten public offering of $350,000,000 aggregate principal amount of its 2.750% Notes due 2023 (the “2023 Notes”) and $1,000,000,000 aggregate principal amount of its 3.700% Notes due 2027 (the “2027 Notes” and together with the 2023 Notes, the “Notes”), each of which are fully and unconditionally guaranteed by Digital Realty Trust, Inc. The offering of the Notes was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on July 28, 2017 (Registration Nos. 333-219562 and 333-219562-01), a base prospectus, dated July 28, 2017, included as part of the registration statement, and a prospectus supplement, dated August 2, 2017, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Venable LLP, regarding certain Maryland law issues, and as Exhibit 5.2 to this Current Report on Form 8-K an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the Notes and related guarantees.

Preferred Stock Offering

On August 7, 2017, Digital Realty Trust, Inc. completed an underwritten public offering of 8,000,000 shares of 5.250% Series J Cumulative Redeemable Preferred Stock, par value $0.01 per share, or the Series J Preferred Stock. The offering of the Series J Preferred Stock was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on July 28, 2017 (Registration Nos. 333-219562 and 333-219562-01), a base prospectus, dated July 28, 2017, included as part of the registration statement, and a prospectus supplement, dated August 2, 2017, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.3 to this Current Report on Form 8-K an opinion of our counsel, Venable LLP, regarding certain Maryland law issues regarding the Series J Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Venable LLP.

5.2	Opinion of Latham & Watkins LLP.

5.3	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

23.3	Consent of Venable LLP (included in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: August 7, 2017

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Venable LLP.

5.2	Opinion of Latham & Watkins LLP.

5.3	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

23.3	Consent of Venable LLP (included in Exhibit 5.3).